Exhibit 99.1

FOR IMMEDIATE RELEASE

INTERNATIONAL COAL GROUP ANNOUNCES ITS
4.00% CONVERTIBLE SENIOR NOTES DUE 2017 AND
9.00% CONVERTIBLE SENIOR NOTES DUE 2012
HAVE BECOME CONVERTIBLE

Scott Depot, West Virginia, March 31, 2011 – International Coal Group, Inc. (NYSE: ICO) (the “Company”) announced today that, pursuant to terms of the indenture and first supplemental indenture governing its $115,000,000 aggregate principal amount of 4.00% Convertible Senior Notes due 2017 (the “2017 Notes”), the 2017 Notes are now convertible at the option of holders during the period from April 1, 2011 through and including June 30, 2011. The Company also announced that, pursuant to terms of the indenture governing its remaining $731,000 aggregate principal amount of 9.00% Convertible Senior Notes due 2012 (the “2012 Notes” and, together with the 2017 Notes, the “Notes”), the 2012 Notes are now convertible at the option of holders during the period from April 1, 2011 through and including June 30, 2011.

The Notes become convertible as of April 1, 2011 because the closing sale price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the New York Stock Exchange exceeded the conversion trigger price of $7.55 per share for the 2017 Notes and $7.93 per share for the 2012 Notes (130% of the applicable conversion prices of approximately $5.81 per share for the 2017 Notes and approximately $6.10 per share for the 2012 Notes) for each of 20 or more trading days in the period of 30 consecutive trading days ending on March 31, 2011. The last reported sale price of the Common Stock on the New York Stock Exchange on March 31, 2011 was $11.30 per share.

Whether the Notes will be convertible at any time after June 30, 2011 will depend upon whether any of the conversion conditions specified in the respective indentures are satisfied, including whether the price of the Common Stock exceeds the applicable conversion trigger prices for the requisite number of trading days during subsequent quarters.

Upon any conversion of the Notes, the principal amount of the Notes will be settled in cash, and any excess conversion value may be settled in cash or in shares of Common Stock, at the option of the Company. If holders elect to convert any Notes, the Company expects to fund the cash portion of any settlement of the Notes using cash on hand.

To convert any Notes, holders must (1) complete and manually sign the conversion notice attached to the Note, with appropriate signature guarantee (or with respect to the 2017 Notes only, facsimile of the conversion notice and deliver the completed conversion notice to The Bank of New York Mellon Trust Company, N.A. (the “Conversion Agent”)); (2) surrender the Notes to the Conversion Agent at the address below; (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent; (4) pay the amount of interest, if any, the holder must pay in accordance with Section 9.02(E) of the first supplemental indenture governing the 2017 Notes or Section 10.02(D) of the 2012 Notes, as applicable; and (5) pay any tax or duty if required pursuant to Section 9.04 of the first supplemental indenture governing the 2017 Notes or Section 10.03 of the 2012 Notes, as applicable. If a holder holds a beneficial interest in a 2017 Note issued in the form of a global note, to convert such 2017 Note, the holder must comply with clauses (4) and (5) in the preceding sentence and The Depository Trust Company’s procedures for converting such beneficial interest. For additional information regarding how to convert your Notes contact the Conversion Agent at: 2 North La Salle Street, Chicago, Illinois 60602, Telephone: (312) 827-8548, Facsimile: (312) 827-8542, Attention: Corporate Trust Administration.

International Coal Group is a leading producer of coal in Northern and Central Appalachia and the Illinois Basin. The Company has 13 active mining complexes, of which 12 are located in Northern and Central Appalachia, and one in Central Illinois. ICG’s mining operations and reserves are strategically located to serve utility, metallurgical and industrial customers domestically and internationally.

Statements in this press release that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities, such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; adoption by Appalachian states of EPA guidance regarding stringent water quality-based limitations in CWA Section 402 wastewater discharge permits and CWA Section 404 dredge and fill permits; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; the impact of the mine explosion at a competitor’s mine on federal and state authorities’ decisions to enact laws and regulations that result in more frequent mine inspections, stricter enforcement practices and enhanced reporting requirements; future legislation and changes in regulations or governmental policies or changes in interpretations or enforcement thereof, including with respect to safety enhancements and environmental initiatives relating to global warming and climate change; impairment of the value of our long-lived and deferred tax assets; our liquidity, including our ability to adhere to financial covenants related to our borrowing arrangements; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims, including those related to citations and orders issued by regulatory authorities, and the availability of related insurance coverage.

You should keep in mind that any forward-looking statement made by us in this press release or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this press release, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this press release might not occur.

You should keep in mind that any forward-looking statement made by us in this press release or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this press release, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this press release might not occur.

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For more information, contact Ross Mazza – Director of Financial Reporting and Investor Relations, at (304) 760-2526.

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